PARKSTERLING

Park Sterling Corporation

2013Q4 Earnings Conference Call

January 30, 2014

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

Forward Looking Statements

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. Park Sterling cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; failure to effectively redeploy resources from custody business to the core asset management business; failure to generate an adequate return on investment related to the Richmond loan production office or other hiring initiatives; failure to generate future growth in metropolitan market loan balances; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on the company of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company's financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Fourth Quarter Highlights

PARKSTERLING

Strong Financial Performance (1)

- Reported strong operating results
  - Adjusted net income available to common shareholders* of $4.3 million, or $0.10 per share, matching record results from prior quarter
  - Adjusted annualized return on average assets* increased 1 bp to 0.88%
  - Nonperforming loans to total loans decreased 16 bps to 0.95%
  - Nonperforming assets to total assets decreased 15 bps to 1.37%
  - Tangible common equity to tangible assets* increased 1 bp to 11.79%
  - Tier 1 leverage ratio increased 52 bps to 11.63%
  - Declared cash dividend on common shares of $0.02 per share (January 2014)
- Increased investment in key businesses
  - Finalized initial Sterling Edge sales and credit training in retail bank
  - Introduced second phase of new mobile banking platform
  - Introduced new workplace retail banking package
  - Implemented new human resources information system (January 2014)
  - Announced new leadership in operations and information technology, wealth management and mortgage banking (January 2014)
  - Announced entry into Virginia through new Richmond loan production office (January 2014)
- Focused on driving long-term shareholder value
  - Leverage strength in metro markets
  - Invest in organic growth opportunities
  - Remain active in M&A discussions

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Comparisons to September 30, 2013 and the three months then ended.

Earnings Profile

PARKSTERLING

Three Month Results

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Net Income					
Total interest income	$ 21,422	$ 19,323	$ 20,144	$ 19,736	$ 19,602
Total interest expense	1,890	1,587	1,473	1,422	1,900
Net interest income	19,532	17,736	18,671	18,314	17,702
Provision for loan losses	994	309	75	(419)	780
Net interest income after provision	18,538	17,427	18,596	18,733	16,922
Noninterest income	3,592	3,458	3,968	3,257	4,404
Noninterest expense	20,037	15,921	16,784	15,670	15,726
Pretax income	2,093	4,964	5,780	6,320	5,600
Income tax expense	771	1,724	1,968	2,106	1,561
Net income	$ 1,322	$ 3,240	$ 3,812	$ 4,214	$ 4,039
Preferred dividends	51	51	302	-	-
Net income available to common	$ 1,271	$ 3,189	$ 3,510	$ 4,214	$ 4,039
Net income available to common per share	$ 0.03	$ 0.07	$ 0.08	$ 0.10	$ 0.09
Weighted average dilutive shares	*44,025,874*	*44,069,053*	*44,204,581*	*44,273,821*	*44,288,998*
Adjusted Net Income*					
Reported pretax income	$ 2,093	$ 4,964	$ 5,780	$ 6,320	$ 5,600
Plus: merger-related expenses	3,167	836	822	167	386
Less: (gain) loss on sale of securities	-	-	(104)	-	6
Adjusted pretax income	5,260	5,800	6,498	6,487	5,992
Income tax expense	1,691	1,995	2,235	2,162	1,697
Adjusted net income	$ 3,569	$ 3,805	$ 4,263	$ 4,325	$ 4,295
Preferred dividends	51	51	302	-	-
Adjusted net income available to common	$ 3,518	$ 3,754	$ 3,961	$ 4,325	$ 4,295
Adjusted net income available to common per share	$ 0.08	$ 0.09	$ 0.09	$ 0.10	$ 0.10

- Net income available to common shareholders of $4.0 million, or $0.09 per share, in 2013Q4
  - Compared to $4.2 million, or $0.10 per share, in 2013Q3
- Adjusted net income available to common shareholders* of $4.3 million, or $0.10 per share, in 2013Q4 (excludes merger-related expenses and gain or loss on sale of securities)
  - Matches record $4.3 million, or $0.10 per share, in 2013Q3
- Driving factors
  - Net interest income decreased 3% due to lower average earning assets and margin compression
  - Provision expense totaled $780,000 compared to a $419,000 reversal in 2013Q3
  - Noninterest income increased 35% due to a $1.1 million gain from settling the contingent underwriting fee liability remaining from the Bank's public offering in 2010
  - Noninterest expenses remained well controlled

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

PARKSTERLING

Three Month Results

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Average Balance					
Loans, including LHFS	$ 1,388,648	$ 1,346,603	$ 1,337,318	$ 1,319,026	$ 1,310,381
Securities	269,152	262,795	308,267	349,734	363,121
Other earning assets	125,443	122,968	96,727	79,126	49,186
Total earning assets	1,783,243	1,732,366	1,742,312	1,747,886	1,722,688
Interest bearing deposits	1,388,241	1,354,002	1,327,566	1,324,495	1,301,781
Borrowed funds	83,323	85,941	79,187	78,474	85,611
Total interest-bearing liabilities	1,471,564	1,439,943	1,406,753	1,402,969	1,387,392
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 20,269	$ 18,140	$ 18,805	$ 17,970	$ 17,753
Securities	1,063	1,104	1,288	1,718	1,825
Other earning assets	90	79	51	48	24
Total interest income	21,422	19,323	20,144	19,736	19,602
Interest expense - deposits	(1,268)	(1,015)	(907)	(854)	(1,332)
Interest expense - borrowed funds	(622)	(572)	(566)	(568)	(568)
Total interest expense	(1,890)	(1,587)	(1,473)	(1,422)	(1,900)
Net interest income	$ 19,532	$ 17,736	$ 18,671	$ 18,314	$ 17,702
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.81%	5.46%	5.64%	5.41%	5.38%
Securities	1.57%	1.70%	1.68%	1.95%	1.99%
Other earning assets	0.29%	0.26%	0.21%	0.24%	0.19%
Total earning assets	4.78%	4.52%	4.64%	4.48%	4.51%
Interest bearing deposits	-0.36%	-0.30%	-0.27%	-0.26%	-0.41%
Borrowed funds	-2.97%	-2.70%	-2.87%	-2.87%	-2.63%
Total interest-bearing liabilities	-0.51%	-0.45%	-0.42%	-0.40%	-0.54%
Net interest spread	4.27%	4.08%	4.22%	4.08%	3.97%
Net interest margin	4.36%	4.15%	4.30%	4.16%	4.08%
Adjusted net interest margin*	4.12%	4.15%	4.17%	4.04%	3.99%

- Average earning assets decreased $25.2 million (1%) in 2013Q4 to $1.72 billion
  - Average loans decreased $8.6 million (1%) to $1.31 billion, driven by decrease in acquired loans (see Loan Portfolio)
  - Average securities increased $13.4 million (4%) to $363.1 million, driven by investment strategy (see Securities Portfolio)
- Net interest income decreased $612,000 (3%) in 2013Q4 to $17.7 million
  - Driven by lower average earning assets and compressed net interest margin
  - Accelerated accretion decreased $164,000 (31%) to $365,000
- Net interest margin decreased 8 basis points in 2013Q4 to 4.08%
  - Cost of interest bearing liabilities increased 14 basis points to 0.54%, driven by expiration of acquisition FMV adjustments on deposits
- Adjusted net interest margin* (excludes accelerated accretion) decreased 5 basis points in 2013Q4 to 3.99%, due to increased cost of interest bearing liabilities

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

PARKSTERLING

Three Month Results

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Noninterest Income					
Service charges on deposit accts	$ 879	$ 764	$ 616	$ 637	$ 629
Mortgage banking income	815	968	977	401	777
Income from wealth mgmt activities	693	708	731	910	848
ATM and card income, net	448	488	692	639	555
Income from bank-owned life insurance (BOLI)	450	381	528	537	417
Gain (loss) on sale of securities	-	-	104	-	(6)
Other noninterest income	307	149	320	133	1,184
Total noninterest income	$ 3,592	$ 3,458	$ 3,968	$ 3,257	$ 4,404
Adjusted Noninterest Income*					
Total noninterest income	$ 3,592	$ 3,458	$ 3,968	$ 3,257	$ 4,404
Less: gain (loss) on sale of securities	-	-	(104)	-	6
Adjusted noninterest income	$ 3,592	$ 3,458	$ 3,864	$ 3,257	$ 4,410
Memo Items					
Discretionary assets held	$ 248,026	$ 287,816	$ 299,679	$ 325,292	$ 345,916
Non-discretionary assets held	453,607	515,113	491,921	481,642	193,485
Total wealth management assets	$ 701,633	$ 802,929	$ 791,600	$ 806,934	$ 539,401

Special Note: As announced last year, the company has decided to exit the custody portion of our wealth management business. The transition should be completed by mid-2014. This decision, which led to the decrease in non-discretionary assets held to $193.5 million in 2013Q4 from $481.6 million in 2013Q3, is expected to have a negative impact on existing noninterest income of approximately $175,000 per quarter, ramping in over the transition period. Resources currently focused on the custody business are expected to be redirected to the company's core asset management business. Management believes the resulting improvements to the company's risk-return profile will enhance long-term shareholder value.

- Noninterest income increased $1.1 million (35%) in 2013Q4 to $4.4 million
  - Driven by a $1.1 million gain from settling, at a discount, the contingent underwriting fee liability remaining from the Bank's public offering in 2010
- Adjusted noninterest income* (excludes gain or loss on sale of securities) increased $1.2 million (35%) in 2013Q4 to $4.4 million
  - Income from mortgage banking increased $376,000 (94%), including $291,000 benefit from ASC 815-10-S99-1
  - Income from wealth management activities decreased $62,000 (7%), in part due to timing of trust revenue recognition
  - ATM and card income, net, decreased $84,000 (13%), driven by $54,000 one-time change to accrual basis for expenses
  - Income from BOLI decreased $120,000 (22%), in part due to the timing of policy income
  - Other noninterest income increased $1.1 million (790%) due to the gain described above

(Unaudited; $ in thousands)

* *Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING

Three Month Results

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Noninterest Expenses					
Salaries and employee benefits	$ 11,041	$ 8,778	$ 8,800	$ 8,606	$ 8,386
Occupancy and equipment	1,942	1,908	1,980	1,861	1,941
Data processing and service fees	1,599	1,653	1,640	1,268	1,389
Legal and professional fees	1,077	893	861	732	655
Deposit charges and FDIC insurance	473	487	409	372	379
(Gain) loss on disposal of fixed assets	6	(16)	-	(2)	430
Communication fees	319	432	448	432	425
Postage and supplies	360	329	298	188	194
Loan and collection expense	248	326	679	556	411
Core deposit intangible amortization	257	257	257	257	257
Advertising and promotion	367	220	150	186	282
Net cost of operation of OREO	1,167	(428)	(36)	142	(48)
Other noninterest expense	1,181	1,082	1,298	1,072	1,025
Total noninterest expenses	$ 20,037	$ 15,921	$ 16,784	$ 15,670	$ 15,726
Memo Items					
Total noninterest expenses	$ 20,037	$ 15,921	$ 16,784	$ 15,670	$ 15,726
Merger-related expense	3,167	836	822	167	386
Adjusted noninterest expenses*	$ 16,870	$ 15,085	$ 15,962	$ 15,503	$ 15,340
Stock expense (non-cash)	$ 513	$ 525	$ 539	$ 405	$ 307
FTE headcount (#)	458	450	452	451	458

- Noninterest expenses increased $56,000 (0%) in 2013Q4 to $15.7 million
- Adjusted noninterest expenses* (excludes merger-related expenses) decreased $163,000 (1%) in 2013Q4 to $15.3 million
  - Expenses decreased across several categories
    - Salaries and employee benefits decreased $220,000 (3%)
    - Legal and professional decreased $77,000 (11%)
    - Loan and collection decreased $145,000 (26%)
  - Data processing and service fees increased $121,000 (10%), driven by $75,000 in one-time processing fees related to exiting custody business and installation of data management system for allowance calculations
  - Write-down of obsolete acquired fixed assets, including one shuttered former branch, led to $430,000 loss on disposal
  - Net cost of operation of OREO reversed to a $48,000 recovery in 2013Q4 from a $142,000 expense in 2013Q3

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%) (annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
-
0.69
0.77
0.81
0.87
0.88
0.25
0.65
0.72
0.85
0.83
1.04 0.62 0.30
1.01 0.73 0.48
1.07 0.81 0.64
0.97 0.80 0.68
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*


12.00
10.00
8.00
6.00
4.00
2.00
-
5.44
5.90
6.07
6.63
6.47
1.96
5.01
5.38
6.46
6.09
9.30 6.40 2.74
8.53 7.90 4.72
9.92 7.42 6.09
10.07 7.87 6.50
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.13
4.36
4.15
4.15
4.17
4.30
4.04
4.16
4.08
3.99
4.66 4.18 3.57
4.33 4.09 3.61
4.50 4.07 3.79
4.42 3.99 3.80
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Cost of Interest Bearing Liabilities (%) (annualized)


1.20
1.00
0.80
0.60
0.40
0.20
-
0.51
0.45
0.42
0.40
0.54
1.02 0.77 0.59
0.86 0.67 0.50
0.83 0.61 0.49
0.77 0.59 0.46
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Balance Sheet Trends

PARKSTERLING

Period-End Balance Sheet Composition

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Cash and equivalents	$ 184,142	$ 122,265	$ 112,710	$ 52,697	$ 55,067
Securities	252,993	304,986	335,625	361,837	407,368
Loans held for sale	14,147	11,659	10,985	3,070	2,430
Total loans	1,356,707	1,329,749	1,304,659	1,316,342	1,295,808
Allowance for loan losses	(10,591)	(10,749)	(10,847)	(8,652)	(8,831)
Premises and equipment, net	57,222	57,596	56,929	56,670	55,923
FDIC loss share receivable	18,697	15,340	14,848	13,959	10,025
OREO	25,073	21,251	16,283	14,881	14,492
Bank-owned life insurance	46,133	46,546	47,019	47,485	47,832
Deferred tax asset	40,926	39,140	40,595	38,528	36,318
Goodwill and intangibles	36,078	35,821	35,563	35,306	35,049
Other assets	11,267	9,967	8,554	7,768	9,309
Total assets	$2,032,794	$1,983,571	$1,972,923	$1,939,891	$1,960,790
Total deposits	1,632,004	1,594,821	1,593,105	1,555,963	1,599,885
Total borrowings	101,716	87,060	78,988	99,634	78,048
Other liabilities	23,372	22,705	23,773	24,541	20,774
Total liabilities	1,757,092	1,704,586	1,695,866	1,680,138	1,698,707
Preferred equity	20,500	20,500	20,500	-	-
Common equity	255,202	258,485	256,557	259,753	262,083
Total liabilities and shareholders' equity	$2,032,794	$1,983,571	$1,972,923	$1,939,891	$1,960,790
Memo Items					
Covered loans	$ 101,688	$ 91,936	$ 85,146	$ 76,035	$ 71,134
Covered loans to total loans (%)	7.5%	6.9%	6.5%	5.8%	5.5%
Covered OREO	$ 6,646	$ 7,654	$ 6,542	$ 6,173	$ 5,088
Covered OREO to total OREO (%)	26.5%	36.0%	40.2%	41.5%	35.1%
Tangible book value per share*	$ 4.99	$ 5.07	$ 5.03	$ 5.10	$ 5.16
Tangible common equity to tangible assets*	10.97%	11.43%	11.41%	11.78%	11.79%
Period end dilutive shares	*43,929,593*	*43,929,905*	*43,950,905*	*44,007,484*	*43,960,270*

- Total assets increased $20.9 million (1%) in 2013Q4 to $1.96 billion
  - Driven by $45.5 million (13%) increase in securities portfolio to $407.4 million
  - Total loans decreased $20.5 million (2%) to $1.30 billion
    - Covered loans decreased $4.9 million (6%) to $71.1 million
- Total liabilities increased $18.6 million (1%) in 2013Q4 to $1.70 billion
  - Driven by $22.3 million (1%) increase in combined total deposits and total borrowings (see Funded Liabilities)
- Total capital increased $2.3 million (1%) in 2013Q4 to $262.1 million
  - Tangible common equity to tangible assets* strengthened to 11.79%
  - Tangible book value strengthened to $5.16 per share
  - Declared $0.02 per share dividend on common shares (January 2014)

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Securities Portfolio

PARKSTERLING

Securities by Intent ($)



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$252,993
7,422
$245,571
$304,986
5,913
$299,073
$335,625
5,905
$329,720
$361,837
6,805
26,636
$328,396
$407,368
5,905
51,972
$349,491
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
AFS securities
HTM securities
Nonmarketable securities

Fixed Income Mix by Security Type (%)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.4%
7.3%
4.4%
8.5%
23.1%
56.3%
0.3%
5.9%
10.3%
16.0%
25.0%
42.5%
1.5%
5.1%
19.3%
18.5%
26.1%
29.5%
1.4%
4.7%
20.5%
17.6%
24.5%
31.3%
1.3%
4.1%
19.3%
15.4%
27.1%
32.9%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

- Total securities increased $45.5 million (13%) to $407.4 million in 2013Q4, driven by initiation of investment strategy (see below)
  - Mitigating interest rate risk through
    - Increased use of HTM designation … totaled $52.0 million (12.8% of total) at 2013Q4
    - Increased use of floating rate securities …. totaled $68.3 million (16.8% of total) at 2013Q4
  - Mitigating market and liquidity risk through diversification of individual bonds and security types

- Initiated a $50 million investment in late December
  - Intended to partially offset ramp-up expense of Richmond loan production office and other hiring initiatives
  - Includes $25 million of agency CMO and $25 million of agency pass-through MBS
  - Funded by 7-year commitment of floating rate broker-dealer sweep deposits through Promontory IND program
  - Hedged by combination of $12.5 million 5-year swap, $12.5 million 7-year swap and $25 million 2-year forward starting 5-year swap

- Asset-backed securities included four CLOs totaling $23.6 million in FMV at 2013Q4 subject to Volcker Rule
  - $5.0 million already amended to address eligibility; others awaiting regulatory clarification and/or manager actions, if any

(Unaudited; 2012Q4 derived from audited financial statements. Revised to reflect measurement period adjustments to goodwill. AFS securities reported at fair market value. HTM securities reported at amortized cost. $ in thousands)

Loan Portfolio (excluding LHFS)

PARKSTERLING

Loans by Market Segment ($)


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,356,707
$1,329,749
$1,304,659
$1,316,342
$1,295,808
$306,437
$298,647
$313,079
$318,518
$302,071
$520,687
$498,513
$446,672
$426,297
$414,231
$529,582
$532,589
$544,908
$571,527
$579,505
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Metro markets
Community markets
Central business units

- Total loans, excluding loans held for sale, decreased $20.5 million (2%) in 2013Q4 to $1.30 billion
  - Metro markets continued to post consistent growth, increasing by $8.0 million (6% annualized) to $579.5 million
  - Acquired loans continued to decrease, in part due to the transfer of renewed or restructured acquired performing loans, reducing by $50.2 million (32% annualized) to $568.2 million
  - Loan mix shifted modestly by product type, with CRE-Investor increasing to 29.5% of total and the combined C&I and Owner-Occupied decreasing to 30.1%

Loans by Accounting Designation ($)


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,356,707
$1,329,749
$1,304,659
$1,316,342
$1,295,808
$234,282
$215,968
$201,585
$184,762
$163,787
$614,518
$556,135
$493,660
$433,695
$404,440
$507,907
$557,646
$609,414
$697,885
$727,581
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loans Mix by Product Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.5%
6.0%
6.1%
5.7%
4.9%
12.1%
11.8%
11.4%
11.1%
11.1%
13.9%
13.6%
13.8%
13.3%
13.4%
10.4%
10.6%
9.9%
10.8%
11.0%
27.4%
27.6%
28.2%
28.3%
29.5%
30.9%
30.4%
30.6%
30.8%
30.1%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

(Unaudited; 2012Q4 derived from audited financial statements. $ in thousands)

Funded Liabilities

PARKSTERLING

Funded Liabilities by Type ($)


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,733,720
$21,573
$80,143
$158,652
$1,473,352
$1,681,881
$21,692
$65,368
$150,744
$1,444,077
$1,672,093
$21,812
$57,176
$141,610
$1,451,495
$1,655,597
$21,932
$77,702
$139,693
$1,416,270
$1,677,933
$22,052
$55,996
$203,946
$1,395,939
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Core deposits
Non-core deposits
Borrowings
Subordinated debt

Deposit Mix (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6.8%
2.9%
28.9%
46.5%
14.9%
6.5%
2.9%
28.4%
46.0%
16.1%
6.2%
2.7%
27.8%
46.7%
16.6%
6.2%
2.8%
27.3%
46.9%
16.8%
6.4%
4.0%
2.4%
25.3%
46.0%
16.0%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
DDA
MMDA, NOW & Savings
CDs < $250K
CDs > $250K
Brokered IND
Brokered CD

- Total funded liabilities, which is comprised of deposits and borrowings, increased $22.3 million (1%) to $1.68 billion in 2013Q4
  - Core deposits decreased $20.3 million (1%) to $1.40 billion
    - Driven by $20.6 million (5%) decrease in time deposits < $250,000
    - Core deposits represent 87% of total deposits at 2013Q4, compared to 91% at 2013Q3
  - Non-core deposits, which is comprised of time deposits > $250,000 and brokered deposits, increased $64.3 million (46%) to $203.9 million
    - Driven by $63.8 million in brokered deposits from new Promontory IND program
  - Borrowings decreased $21.7 million (28%) to $56.0 million
    - Driven by lower FHLB borrowings

- The Company executed $70 million of interest rate derivatives contracts in 2013Q4
  - Hedged $20 million of FHLB floating rate borrowings with a three-year forward starting five-year swap
  - Hedged $50 million of the new Promontory IND program with a combination of $12.5 million five-year swap, $12.5 million seven-year swap and $25 million two-year forward starting five-year swap

(Unaudited; 2012Q4 derived from audited financial statements. Revised to reflect measurement period adjustments to goodwill. $ in thousands)

Peer Group Comparisons – Capital and Liquidity

PARKSTERLING

Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.15
11.62
11.80
11.11
11.63
10.76 10.00 9.65
11.20 10.55 9.67
10.94 10.49 9.37
11.23 10.55 9.99
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
12.27
11.35
10.61
11.85
14.55
15.47 8.83 6.39
14.13 9.55 6.11
15.80 10.37 5.71
15.56 10.18 6.16
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

Tangible Common Equity / Tangible Assets* (%)*


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
10.97
11.43
11.41
11.78
11.79
8.69 7.62 6.72
9.01 8.42 7.43
9.14 8.28 7.84
9.41 8.36 7.84
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
-
16.38
16.92
19.98
18.21
20.53
18.10 15.77 11.49
17.99 16.31 11.01
16.05 14.12 10.72
15.40 13.78 9.99
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality

PARKSTERLING

Loan Portfolio by Risk Grade (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.6%
1.7%
96.7%
1.6%
1.3%
97.1%
1.3%
1.1%
97.6%
1.3%
1.4%
97.3%
1.1%
1.6%
97.3%
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Pass Grade
Special Mention
Classified

- Asset quality remained attractive
  - Pass Grade loans held above 97% of total loans
  - Nonperforming loans decreased $2.4 million (16%) to $12.3 million, or 0.95% of total loans
  - Nonperforming assets decreased $2.8 million (9%) to $26.8 million, or 1.37% of total assets
    - OREO decreased $389,000 (3%) to $14.5 million, of which $5.1 million is covered OREO (35% of total)
  - Net charge-offs totaled $805,000, or 0.24% of total loans (annualized)

Nonperforming Assets by Type ($)


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$42,891
$25,073
$77
$7,367
$10,374
$38,361
$21,251
$2
$7,383
$9,725
$31,078
$16,283
$196
$7,767
$6,832
$29,543
$14,881
$357
$7,527
$6,778
$26,791
$14,492
$17
$3,854
$8,428
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
Nonaccrual
TDR
90+ Day PD
OREO
Nonperforming assets

Asset Quality Metrics

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Asset Quality Measures					
Nonperforming loans to total loans (%)	1.31%	1.29%	1.13%	1.11%	0.95%
Nonperforming assets to total assets (%)	2.11%	1.93%	1.58%	1.52%	1.37%
Net charge-offs (recoveries)	$ (390)	$ 151	$ 274	$ 1,776	$ 805
Annualized net charge-offs to average loans (%)	-0.11%	0.05%	0.08%	0.53%	0.24%
Adjusted net charge-offs (recoveries)*	$ (390)	$ (263)	$ 297	$ 816	$ 805
Annualized adj. net charge-offs to average loans* (%)	-0.11%	-0.08%	0.09%	0.25%	0.24%
OREO Roll-Forward Analysis					
Beginning OREO	$ 13,028	$ 25,073	$ 21,251	$ 16,283	$ 14,881
Additions	2,681	3,157	1,122	2,659	3,269
Acquired OREO	18,957	-	-	-	-
Write-downs	(3,813)	(229)	(784)	(139)	(242)
Sales	(5,780)	(6,750)	(5,306)	(3,922)	(3,416)
Ending OREO	$ 25,073	$ 21,251	$ 16,283	$ 14,881	$ 14,492
Memo Items					
Covered OREO	$ 6,646	$ 7,654	$ 6,542	$ 6,173	$ 5,088
Covered OREO to total OREO (%)	26.5%	36.0%	40.2%	41.5%	35.1%

(Unaudited; 2012Q4 derived from audited financial statements. Revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Allowance for Loan Losses and FMV Adjustments

PARKSTERLING

Allowance for Loan Losses and FMV Adjustments

	2012Q4	2013Q1	2013Q2	2013Q3	2013Q4
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 7,914	$ 7,065	$ 7,568	$ 6,259	$ 6,491
Qualitative ("FAS 5")	995	1,060	916	1,441	1,096
Specific ("FAS 114")	715	1,637	979	946	884
PCI loan impairments ("SOP 03-3")	967	987	1,384	6	360
Ending Balance	$ 10,591	$ 10,749	$ 10,847	$ 8,652	$ 8,831
Acquired Loan Fair Market Value (FMV) Adjustments					
Performing acquired loans	$ 619,498	$ 560,318	$ 500,130	$ 436,375	$ 406,369
Less: remaining FMV adjustments	(9,526)	(7,916)	(6,470)	(5,269)	(4,408)
Performing acquired loans, net	609,972	552,402	493,660	431,106	401,961
FMV adjustments %	*-1.54%*	*-1.41%*	*-1.29%*	*-1.21%*	*-1.08%*
PCI loans	161,062	152,324	143,430	134,202	116,342
Less: remaining FMV adjustments	(23,745)	(24,120)	(23,085)	(22,187)	(20,512)
PCI loans, net	137,317	128,204	120,345	112,015	95,830
FMV adjustments %	*-14.74%*	*-15.83%*	*-16.09%*	*-16.53%*	*-17.63%*
Covered (performing and PCI)	121,959	109,094	95,864	89,269	83,300
Less: remaining FMV adjustments	(20,448)	(17,597)	(14,624)	(13,933)	(12,864)
Covered, net	101,511	91,497	81,240	75,336	70,436
FMV adjustments %	*-16.77%*	*-16.13%*	*-15.25%*	*-15.61%*	*-15.44%*
Total acquired loans, net	$ 848,800	$ 772,103	$ 695,245	$ 618,457	$ 568,227
Memo Items					
Total loans, excluding LHFS	$1,356,707	$1,329,749	$1,304,659	$1,316,342	$1,295,808
ALLL to total loans (%)	0.78%	0.81%	0.83%	0.66%	0.68%
Aggregate FMV adjustment	$ 53,719	$ 49,633	$ 44,179	$ 41,389	$ 37,784
Adjusted allowance*	64,310	60,382	55,026	50,041	46,614
Adjusted allowance to total loans* (%)	4.74%	4.54%	4.22%	3.80%	3.60%
Accretion to interest income	$ 3,924	$ 3,575	$ 4,035	$ 3,591	$ 3,703
Period end accretable yield	42,734	45,567	42,248	39,703	39,249

- Remain comfortable with allowance for loan losses and remaining FMV acquisition accounting adjustments for acquired loans
- Allowance for loan losses increased $179,000 (2%) in 2013Q4 to $8.8 million
  - Allowance for loan losses to total loans increased 2 bps to 0.68%
- Remaining FMV acquisition accounting adjustments for acquired loans decreased $3.6 million (9%) in 2013Q4 to $37.8 million
  - FMV adjustments to acquired loans decreased 4 bps to 6.65%
  - Combined allowance and FMV adjustments to total loans decreased 20 bps to 3.60%*
- Period end accretable yield decreased $454,000 (1%) in 2013Q4 to $39.2 million
  - Aggregate PCI loans continue to perform well
  - Continue to benefit from prudent original discount rate assumptions

(Unaudited; $ in thousands) *Non-GAAP measure provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer Group Comparisons – Asset Quality

PARKSTERLING

NPLs to Total Loans (%)


6.00
5.00
4.00
3.00
2.00
1.00
-
1.31
1.29
1.13
1.11
0.95
5.34 3.16 1.76
5.12 3.25 1.59
4.36 2.49 1.54
3.87 2.32 1.07
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


6.00
5.00
4.00
3.00
2.00
1.00
-
2.11
1.93
1.58
1.52
1.37
5.03 2.68 2.49
4.88 2.73 2.17
4.56 2.42 1.64
4.12 1.98 1.52
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
4.74
4.54
4.22
3.80
3.60
0.78
0.81
0.83
0.66
0.68
2.30 1.92 1.37
2.29 1.85 1.36
2.10 1.71 1.29
1.98 1.56 1.22
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Annualized NCOs to Average Loans (%)


1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
(0.20)
1.62 1.27 0.35
0.63
0.17
0.57
(0.11)
(0.11)
0.05
0.08
0.09
0.05
0.25
0.24
0.24
2013Q1
2013Q2
2013Q3
2013Q4
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Source: SNL and company data *Non-GAAP measure provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Park Sterling Today

PARKSTERLING

- Premier community banking franchise in the Charlotte-Gastonia-Rock Hill MSA
  - Largest branch network and deposit base
  - Exceptional banking team
- Origination capabilities in additional growth markets
  - Raleigh and Wilmington, NC
  - Charleston and Greenville, SC
  - Richmond, VA
- Broad product capabilities
  - Wealth management, mortgage banking, treasury services, asset-based lending, builder finance
- Logical branch footprint with strong core deposit franchise

I am PARKSTERLING *...You can count on me.*


Richmond
Raleigh
Gastonia
Charlotte
Greenville
Greenwood
Columbia
Atlanta
Wilmington
Charleston

MSA	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2012 (Actual)	Population Change 2010-2012 (%)	Projected Population Change 2012-2017 (%)	Median HH Income 2012 ($)	Projected HH Income Change 2012-2017 (%)
Charlotte-Concord-Gastonia, NC-SC	17	876,188	0.41	54.62	2,281,912	2.93	8.15	50,588	11.28
Greenwood, SC	6	177,918	16.61	11.09	95,451	0.39	0.81	37,319	9.24
Greenville-Anderson-Mauldin, SC	9	161,972	1.18	10.10	841,078	2.06	5.94	41,803	19.41
Newberry, SC	2	45,974	11.06	2.87	38,002	1.32	2.72	40,566	10.24
Wilmington, NC	1	38,125	0.89	2.38	260,102	2.05	6.57	44,355	17.62
Columbia, SC	1	33,251	0.21	2.07	788,418	2.71	6.94	46,346	13.91
Raleigh, NC	1	13,965	0.06	0.87	1,177,361	4.15	12.93	56,678	12.54
Spartanburg, SC	1	7,440	0.19	0.46	316,864	1.15	3.90	40,004	18.61
Charleston-North Charleston, SC	1	6,164	0.06	0.38	688,628	3.61	9.49	48,294	11.85
Richmond, VA	0	0	0.00	0.00	1,233,702	2.12	4.80	55,994	14.42
MSA Totals	**39**	**1,360,987**		**84.84**	**6,487,816**				
Weighted Average: MSA						**2.41**	**6.70**	**47,185**	**12.25**
Aggregate: National					**313,129,017**	**1.42**	**3.47**	**50,157**	**13.43**

Largest concentration of deposits located in attractive Charlotte-Gastonia-Rock Hill MSA

Weighted average projected population growth almost 2x national average

Source: SNL Financial

Closing Comments

PARKSTERLING

Strong Financial Performance in 2013

- Reported exceptional annual operating results
  - Record net income available to common shareholders of $15.0 million, or $0.34 per share, in 2013 compared to $4.3 million, or $0.12 per share, in 2012
  - Record adjusted net income available to common shareholders* of $16.3 million, or $0.37 per share, in 2013 compared to $7.5 million, or $0.21 per share, in 2012
  - Nonperforming loans to total loans decreased to 0.95% compared to 1.31% at prior year-end
  - Nonperforming assets to total assets decreased to 1.37% compared to 2.11% at prior year-end
  - Tier 1 leverage ratio increased to 11.63% compared to 11.15% at prior year-end
  - Redeemed $20.5 million in Series C Preferred Stock (SBLF Preferred; September 2013)
  - Initiated cash dividend on common shares ($0.02 per share paid in 2013Q3 and 2013Q4, and to be paid in 2014Q1)

Well Positioned for Future Growth

- Positioned for organic growth
  - Retail banking expected to benefit from investments in training and product capabilities
  - Wealth management and mortgage banking expected to benefit from new leadership
  - Metro markets expected to continue strong performance with addition of Richmond presence
  - Community markets expected to benefit from new leadership
  - Maintain strong infrastructure and balance sheet to support growth
- Positioned for partnerships
  - Remain active in M&A discussions

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,600	$ 6,320	$ 5,780	$ 4,964	$ 2,093
Plus: merger-related expenses	386	167	822	836	3,167
(gain) loss on sale of securities	6	-	(104)	-	-
Adjusted pretax income	5,992	6,487	6,498	5,800	5,260
Tax expense	1,697	2,162	2,235	1,995	1,691
Adjusted net income	$ 4,295	$ 4,325	$ 4,263	$ 3,805	$ 3,569
Preferred dividends	-	-	302	51	51
Adjusted net income available to common shareholders	$ 4,295	$ 4,325	$ 3,961	$ 3,754	$ 3,518
Divided by: weighted average diluted shares	44,288,998	44,273,821	44,204,581	44,069,053	44,025,874
Adjusted net income available to common shareholders per share	$ 0.10	$ 0.10	$ 0.09	$ 0.09	$ 0.08
Estimated tax rate	*28.32%*	*33.40%*	*34.40%*	*34.40%*	*32.15%*
Adjusted net income (twelve months)					
Pretax income (as reported)	$ 22,664				$ 6,649
Plus: merger-related expenses	2,211				5,895
(gain) loss on sale of securities	(98)				(1,478)
Adjusted pretax income	24,777				11,066
Tax expense	8,089				3,558
Adjusted net income	$ 16,688				$ 7,508
Preferred dividends	353				51
Adjusted net income available to common shareholders	$ 16,335				$ 7,457
Divided by: weighted average diluted shares	44,053,253				35,108,229
Adjusted net income available to common shareholders per share	$ 0.37				$ 0.21
Estimated tax rate	*32.65%*				*32.15%*
Adjusted net interest margin					
Net interest income (as reported)	$ 17,702	$ 18,314	$ 18,671	$ 17,736	$ 19,532
Less: accelerated mark accretion	(365)	(529)	(560)	-	(921)
Less: other accelerated accretion	-	-	-	-	(121)
Adjusted net interest income	17,337	17,785	18,111	17,736	18,490
Divided by: average earning assets	1,722,688	1,747,886	1,742,312	1,732,366	1,782,922
Mutliplied by: annualization factor	3.97	3.97	4.01	4.06	3.98
Adjusted net interest margin	3.99%	4.04%	4.17%	4.15%	4.13%
Net interest margin	4.08%	4.16%	4.30%	4.15%	4.36%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,404	$ 3,257	$ 3,968	$ 3,458	$ 3,592
Less: (gain) loss on sale of securities	6	-	(104)	-	-
Adjusted noninterest income	$ 4,410	$ 3,257	$ 3,864	$ 3,458	$ 3,592
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 15,726	$ 15,670	$ 16,784	$ 15,921	$ 20,037
Less: merger-related expenses	(386)	(167)	(822)	(836)	(3,167)
Adjusted noninterest expense	15,340	15,503	15,962	15,085	16,870
Adjusted total revenues					
Net interest income (as reported)	$ 17,702	$ 18,314	$ 18,671	$ 17,736	$ 19,532
Adjusted noninterest income	4,410	3,257	3,864	3,458	3,592
Adjusted total revenues	$ 22,112	$ 21,571	$ 22,535	$ 21,194	$ 23,124

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted total revenues, adjusted allowance for loan losses, adjusted net charge-offs (recoveries) to average loans (annualized), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) and adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income, adjusted noninterest expenses and adjusted total revenues (which exclude merger-related expenses and gain on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

(Unaudited; $ in thousands)

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 4,295	$ 4,325	$ 3,961	$ 3,754	$ 3,518
Divided by: average assets	1,936,759	1,967,904	1,967,736	1,978,144	2,020,662
Mutliplied by: annualization factor	3.97	3.97	4.01	4.06	3.98
Adjusted return on average assets	0.88%	0.87%	0.81%	0.77%	0.69%
Return on average assets	0.83%	0.85%	0.72%	0.65%	0.25%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 4,295	$ 4,325	$ 3,961	$ 3,754	$ 3,518
Divided by: average common equity	263,217	258,860	261,511	258,234	257,335
Mutliplied by: annualization factor	3.97	3.97	4.01	4.06	3.98
Adjusted return on average equity	6.47%	6.63%	6.07%	5.90%	5.44%
Return on average equity	6.09%	6.46%	5.38%	5.01%	1.96%
Tangible common equity to tangible assets					
Total assets	$ 1,960,790	$ 1,939,891	$ 1,972,923	$ 1,983,571	$ 2,032,794
Less: intangible assets	(35,049)	(35,306)	(35,563)	(35,821)	(36,078)
Tangible assets	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750	$ 1,996,716
Total common equity	$ 262,083	$ 259,753	$ 256,557	$ 258,485	$ 255,202
Less: intangible assets	(35,049)	(35,306)	(35,563)	(35,821)	(36,078)
Tangible common equity	$ 227,034	$ 224,447	$ 220,994	$ 222,664	$ 219,124
Tangible common equity	$ 227,034	$ 224,447	$ 220,994	$ 222,664	$ 219,124
Divided by: tangible assets	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750	$ 1,996,716
Tangible common equity to tangible assets	11.79%	11.78%	11.41%	11.43%	10.97%
Common equity to assets	13.37%	13.39%	13.00%	13.03%	12.55%
Tangible book value per share					
Issued and outstanding shares	44,730,669	44,761,384	44,700,805	44,648,165	44,575,853
Less: nondilutive restricted stock awards	(770,399)	(753,900)	(749,900)	(718,260)	(646,260)
Period end dilutive shares	43,960,270	44,007,484	43,950,905	43,929,905	43,929,593
Tangible common equity	$ 227,034	$ 224,447	$ 220,994	$ 222,664	$ 219,124
Divided by: period end dilutive shares	43,960,270	44,007,484	43,950,905	43,929,905	43,929,593
Tangible common book value per share	$ 5.16	$ 5.10	$ 5.03	$ 5.07	$ 4.99
Common book value per share	$ 5.96	$ 5.90	$ 5.84	$ 5.88	$ 5.81
Adjusted allowance for loan losses					
Allowance for loan losses	$ 8,831	$ 8,652	$ 10,847	$ 10,749	$ 10,591
Plus: acquisition accounting FMV adjustments to acquired loans	37,783	41,389	44,179	49,633	53,719
Adjusted allowance for loan losses	$ 46,614	$ 50,041	$ 55,026	$ 60,382	$ 64,310
Divided by: total loans (excluding LHFS)	$ 1,295,808	$ 1,316,342	$ 1,304,659	$ 1,329,749	$ 1,356,707
Adjusted allowance for loan losses to total loans	3.60%	3.80%	4.22%	4.54%	4.74%
Allowance for loan losses to total loans	0.68%	0.66%	0.83%	0.81%	0.78%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ 805	$ 1,776	$ 274	$ 151	$ (390)
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	-	(960)	23	(414)	-
Adjusted net charge-offs (recoveries)	$ 805	$ 816	$ 297	$ (263)	$ (390)
Divided by: average loans	$ 1,310,381	$ 1,319,026	$ 1,337,318	$ 1,346,603	$ 1,388,627
Mutliplied by: annualization factor	3.97	3.97	4.01	4.06	3.98
Adjusted net charge-offs (recoveries) (annualized)	0.24%	0.25%	0.09%	-0.08%	-0.11%
Net charge-offs (recoveries) (annualized)	0.24%	0.53%	0.08%	0.05%	-0.11%

(Unaudited; $ in thousands)

Special Note

As contemplated during the 2010 public offering, in 2011 Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. The 554,400 restricted shares outstanding as of December 31, 2013 (568,260 restricted shares in prior quarters; decrease a result of 13,860 restricted shares forfeited in the second quarter of 2013) vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights).

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Institution Name	Ticker	Exchange	State	City	Total Assets 2013Q3 ($ in thousands)	Market Capitalization* ($ in millions)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,324,185	193.1
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	2,818,502	527.3
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	2,968,709	472.3
4	Capital Bank Financial Corporation	CBF	NASDAQ	FL	Coral Gables	6,601,311	1,195.0
5	VantageSouth Bancshares	VSB	NASDAQ	NC	Raleigh	2,046,071	235.3
6	First Bancorp	FBNC	NASDAQ	NC	Troy	3,172,440	339.7
7	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,652,651	315.3
8	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	2,037,173	252.4
9	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,802,342	207.0
10	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,099,897	166.7
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**1,940,060**	**322.8**
12	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,042,741	85.0
13	First Financial Holdings, Inc.	SCBT	NASDAQ	SC	Columbia	8,028,441	1,595.3
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,570,905	543.0
15	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,243,293	1,081.4
16	Yadkin Valley Financial Corporation	YDKN	NASDAQ	NC	Elkin	1,813,517	267.8

** Market capitalization shown as of January 21, 2014.*

Source: SNL Financial